UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 27, 2004, R.R. Donnelley & Sons Company and Moore Wallace Incorporated announced that the combination of the companies pursuant to the Combination Agreement dated as of November 8, 2003, as amended, has been completed.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by R. R. Donnelley & Sons Company and Moore Wallace Incorporated dated February 27, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Monica M. Fohrman

Monica M. Fohrman Senior Vice President, General Counsel and Secretary

Date: February 27, 2004

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by R. R. Donnelley & Sons Company and Moore Wallace Incorporated dated February 27, 2004.